Exhibit 99.1

MedMen Reports Sequential Sales Increase in Third Quarter Fiscal Year 2021 Financial Results

●	Third quarter revenue of $32.0 million, up 3.8% from the previous quarter adjusting for removal of MedMen NY Inc. from continuing operations

●	Total Retail Revenue increase of 8.2% quarter-over-quarter, inclusive of New York and Arizona stores

●	Total Retail Adjusted EBITDA increased to $8.5 million from $6.0 million quarter-over-quarter, for a 22.5% margin, and Total Retail Adjusted EBITDA from continuing operations increased to $7.4 million from $5.5 million quarter-over-quarter for a 23.3% margin

LOS ANGELES--(BUSINESS WIRE)--MedMen Enterprises Inc. (“MedMen” or the “Company”) (CSE: MMEN) (OTCQX: MMNFF), a cannabis retailer with operations across the United States, today released its consolidated financial results for its third quarter fiscal 2021 ending March 27, 2021. All financial information in this press release is reported in U.S. dollars, unless otherwise indicated.

“The past quarter was defined by the reopening of retail stores, accelerated momentum in our turnaround plan and a shift towards growth,” said Tom Lynch, Chairman and Chief Executive Officer of MedMen. “As predicted, California began to rebound strongly as capacity restrictions in California fell away, with same store sales up 2.3% quarter-over-quarter and April same store sales up 11.9% over March. Additionally, we achieved the best bottom-line result in MedMen’s history. I'm pleased with the tremendous progress we have made. MedMen’s mission is to be the best-in-class cannabis retailer, and we are positioning ourselves to achieve that goal through focus, experience, improved financials and continuing to deliver the industry’s premier in-store experience. Over the next several quarters we plan to both accelerate our growth and move closer to profitability as we leverage our national brand recognition into opening new stores in Florida, California, Massachusetts and Illinois.”

Third Quarter Financial Highlights:

●	Revenue[1]: Net revenue across MedMen's continuing operations in California, Nevada, Illinois, and Florida was $31.7 million for the third quarter, up 2.8% sequentially excluding New York and Arizona.

●	Total Retail Revenue[1]: Net revenue across MedMen’s operations in California, Nevada, Arizona, New York, Illinois, and Florida was $37.8 million, up 8.2% sequentially.

●	Gross Margin[2]: Company-wide gross margin rate was 42% in the third quarter compared to 53% in the previous quarter, driven by one-time inventory write downs totaling $1.7 million. Retail gross margin rate was 55% in the third quarter compared to 57% in the previous quarter.

●	SG&A Expenses: General and administrative expenses of $29.1 million in the third quarter, a 34% decrease from the same period last year.

●	Corporate SG&A2: Corporate SG&A excluding store pre-opening costs totaled $11.0 million in the third quarter, a 19.4% increase from the previous quarter. This result would have been roughly flat if not for the increase in litigation costs associated with former employees. The $11.0 million in the third quarter marks a 35.3% decrease from the same period last year, representing approximately $24.0 million in annualized cost savings compared to last year.

●	Net Loss: Net loss was $9.7 million which included $32.2 million of tax provision benefit, compared to a net loss of $68.9 million in the previous quarter which included $24.0 million of tax provision expense. This is the best net loss result in MedMen’s history as a public company.

●	Retail Adjusted EBITDA[2]: Retail Adjusted EBITDA from continuing operations margin was 23.3% for the third quarter.

1.	The Company executed definitive investment agreements to complete a majority investment in New York, subject to regulatory approval. Arizona has been classified in discontinued operations since December 2019.
2.	Retail gross margin, Retail revenue, Corporate SG&A and Retail Adjusted EBITDA margin are non-GAAP financial measures as described below.

Balance Sheet:

As of March 27, 2021, the Company had total assets of $487.3 million, including cash and cash equivalents of $21.3 million.

Capital Markets and Financing:

●	Equity Private Placement: During the third quarter, the Company raised $18.9 million in additional gross proceeds through non-brokered private placement transactions with certain institutional investors.

●	Unsecured Convertible Facility: During the third quarter, the Company raised $1 million through an unsecured convertible debenture facility with certain institutional investors.

●	Senior Secured Convertible Financing: During the quarter, the Company closed on $10 million in additional gross proceeds under its senior secured convertible debt facility led by funds affiliated with Gotham Green Partners.

●	Deleveraging Transaction: On February 25, 2021, the Company announced an investment, subject to regulatory approval, of up to $73.0 million in MedMen NY Inc., which will predominantly be used to pay down the Company’s senior secured lender.

Operations by Market:

●	California: California retail revenue across 11 store locations totaled $20.2 million for the third quarter. California retail revenue was subject to significant capacity restrictions through the third quarter and MedMen continued its upward trajectory in revenue growth in April to $7.8 million as restrictions loosened, a gain of 11.9% over March.

●	Nevada: The Company’s three locations in Nevada began to recover from a severe reduction in tourism during the second quarter, leading to an 8.1% sequential increase in revenue in the third quarter.

●	Florida: The Company’s four stores in Florida reported a 12.8% revenue increase sequentially quarter over prior quarter.

●	Illinois: The Company’s flagship store in Oak Park was the highest revenue store in the Company’s national portfolio. The Company secured a second location in Morton Grove with an expected opening date during calendar year 2021.

●	Massachusetts: The Company expects to open its Fenway Park store in late summer 2021 and continued to progress towards opening its Newton location.

●	Arizona: As a result of Arizona’s adult-use initiative and the Company’s turnaround plan, the Talking Stick store saw 80.2% sequential quarter over prior quarter growth to $2.2 million for the third quarter, as well as 124% sequential growth in its wholesale sales.

●	New York: The Company announced a definitive investment agreement in New York where, subject to regulatory approval, MedMen will no longer hold a controlling interest in its New York operations. Currently MedMen operates four medical dispensaries in the state.

Non-GAAP Financial Information:

This press release includes certain non-GAAP financial measures as defined by the SEC. Management believes that these non-GAAP financial measures assess the Company’s ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparing financial results across accounting periods and to those of peer companies. These non-GAAP financial measures exclude certain material non-cash items and certain other adjustments the Company believes are not reflective of its ongoing operations and performance Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision-making, for planning and forecasting purposes and to evaluate the Company’s financial performance. Management believes that these non-GAAP financial measures enhance investors’ understanding of the Company’s financial and operating performance from period to period and enable investors to evaluate the Company’s operating results and future prospects in the same manner as management. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are included in the financial schedules attached to this press release. This information should be considered as supplemental in nature and not as a substitute for, or superior to, any measure of performance prepared in accordance with GAAP.

Definitions:

Retail Gross Margin Rate: Retail Gross Margin (Non-GAAP) divided by Retail Revenue (Non-GAAP). Retail Gross Margin Rate (Non-GAAP) is reconciled to consolidated gross margin rate as follows: consolidated revenue less non-retail revenue reduced by consolidated cost of goods sold less non-retail cost of goods sold, divided by consolidated revenue less non-retail revenue. Retail Revenue (Non-GAAP) is consolidated revenue less non-retail revenue, such as cultivation and manufacturing revenue. These non-GAAP measures provide a standalone basis of the Company’s performance as a cannabis retailer in the U.S. considering the Company’s long-term viability is correlated with cash flows provided by or used in retail operations.

EBITDA from Continuing Operations: Net Loss from Continuing Operations (GAAP) adjusted for interest and financing costs, income taxes, depreciation, and amortization. This non-GAAP measure represents the Company’s current operating profitability and ability to generate cash flow.

Retail Adjusted EBITDA: Retail Gross Margin (Non-GAAP) less direct store operating expenses, including rent, payroll, security, insurance, office supplies and payment processing fees, local cannabis and excise taxes, distribution expenses, and inventory adjustments. This non-GAAP measure provides a standalone basis of the Company’s performance as a cannabis retailer in the U.S. considering the Company’s long-term viability is correlated with cash flows provided by or used in retail operations.

Adjusted EBITDA from Continuing Operations: EBITDA from Continuing Operations (Non-GAAP) adjusted for transaction costs, restructuring costs, share-based compensation, and other non-cash operating costs, such as changes in fair value of derivative liabilities and unrealized changes in fair value of investments. This non-GAAP measure represents the Company’s current operating profitability and ability to generate cash flow excluding non-recurring, irregular or one-time expenditures in order improve comparability.

Corporate SG&A: Selling, general and administrative expenses related to the Company’s corporate functions. This non-GAAP measure represents scalable expenditures that are not directly correlated with the Company’s retail operations.

Webcast and Calling Information:

At 5:00 PM Eastern, MedMen will host a conference call and audio webcast with Chief Executive Officer, Tom Lynch, Chief Financial Officer, Reece Fulgham, and Chief Operating Officer, Tim Bossidy, to discuss the results in further detail.

A live audio webcast of the call will be available on the Events and Presentations section of MedMen’s website at: https://investors.medmen.com/events-and-presentations/default.aspx and will be archived for replay.

The call may also be accessed by calling in as follows:

Toll Free Dial-In Number: (844) 559-7829
International Dial-In Number: (647) 689-5387
Conference ID: 4282344

ABOUT MEDMEN:

MedMen is a cannabis retailer with flagship locations in California, Nevada, Illinois and Florida. MedMen offers a robust selection of high-quality products, including MedMen-owned brands LuxLyte, and MedMen Red through its premium retail stores, proprietary delivery service, as well as curbside and in-store pick up. MedMen Buds, the Company’s loyalty program, provides exclusive access to promotions, product drops and content. MedMen believes that a world where cannabis is legal and regulated is safer, healthier, and happier. Learn more about MedMen at www.medmen.com.

Cautionary Note Regarding Forward-Looking Information and Statements

This press release contains certain “forward-looking information” within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only MedMen’s beliefs and assumptions regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of MedMen’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as “target of”, “objectives”, “plans”, “expects” or “does not expect”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. The forward-looking information and forward-looking statements contained herein may include, but are not limited to, expectations regarding the timing and results of the Company’s focus on retail operations, divestiture of its Evanston retail store, continued cost cutting efforts, emphasis on four-wall economics, and other considerations that could impact achieving positive Adjusted EBITDA or company-wide profitability.

This forward-looking information is based on certain assumptions made by management and other factors used by management in developing such information.

Although MedMen believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. Risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, as applicable, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking information and statements include, among others: uncertain and changing U.S. regulatory landscape and enforcement related to cannabis, including political risks; risks and uncertainties related to the outbreak of COVID-19 and the impact it may have on the global economy and retail sector and regulations, particularly the cannabis retail sector in the states in which the Company operates and if there is any resurgence of the pandemic in the future, the ability to raise sufficient capital to advance the business of the Company and to fund planned operating and capital expenditures and acquisitions; achieving the anticipated results of the Company’s strategic plans; dependence in large part on the ability to obtain or renew government permits and licenses for its current and contemplated operations; the Company’s limited operating history; inability to effectively manage growth; increasing competition in the industry and those other risk factors discussed in the Company's Form 10 (as amended), and other continuous disclosure filings, all available under the Company’s profile on www.sedar.com and www.sec.gov. The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and MedMen does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to MedMen or persons acting on its behalf are expressly qualified in its entirety by this notice.

MEDMEN ENTERPRISES INC.

UNAUDITED INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF MARCH 27, 2021 AND JUNE 27, 2020

(Amounts Expressed in United States Dollars)

	March 27,	June 27,
($ in Millions)	2021	2020
ASSETS

Cash and Cash Equivalents	$21.3	$9.4
Assets Held for Sale	64.2	84.1
Other Current Assets	31.9	36.7
Operating Lease Right-of-Use Assets	74.9	95.3
Property and Equipment, Net	134.2	163.6
Intangible Assets, Net	115.3	136.4
Goodwill	32.9	32.9
Other Non-Current Assets	12.6	15.9

TOTAL ASSETS	$487.3	$574.2

LIABILITIES, MEZZANINE EQUITY AND SHAREHOLDERS’ EQUITY

Liabilities Held for Sale	$44.5	$52.5
Other Current Liabilities	132.1	139.0
Other Non-Current Liabilities	51.9	44.8
Lease Liabilities, Current and Non-Current	134.1	179.4
Notes Payable, Current and Non-Current	190.0	169.0
Senior Secured Convertible Credit Facility	157.1	166.4

TOTAL LIABILITIES	709.7	751.1

TOTAL MEZZANINE EQUITY AND SHAREHOLDERS’ EQUITY	(222.4)	(176.9)

TOTAL LIABILITIES, MEZZANINE EQUITY AND SHAREHOLDERS’ EQUITY	$487.3	$574.2

MEDMEN ENTERPRISES INC.

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

THREE AND NINE MONTHS ENDED MARCH 27, 2021 AND MARCH 28, 2020

(Amounts Expressed in United States Dollars)

	Three Months Ended		Nine Months Ended
	March 27,	March 28,	March 27,	March 28,
($ in Millions, except for Per Share and Share Amounts)	2021	2020	2021	2020
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Revenue	$32.0	$44.1	$96.4	$123.4
Cost of Goods Sold	18.7	30.4	50.7	78.6

Gross Profit	13.3	13.7	45.7	44.8

Expenses:
Selling, General and Administrative	29.1	44.0	90.2	161.2
Depreciation and Amortization	8.0	7.5	24.8	22.4
Other Operating Expenses	3.1	2.8	(22.1)	15.2

Total Expenses	40.2	54.3	92.9	198.8

Loss from Operations	(26.9)	(40.6)	(47.2)	(154.0)

Other Expense (Income):
Other Expense, net	12.5	13.0	30.1	22.4
Interest Expense	10.1	7.1	26.6	21.3
Interest Income	-	(0.1)	(0.6)	(0.8)

Total Other Expense	22.6	20.0	56.1	42.9

Loss from Continuing Operations Before Provision for Income Taxes	(49.5)	(60.6)	(103.3)	(196.9)
Provision for Income Tax Benefit (Expense)	32.2	13.8	(2.1)	47.1

Net Loss from Continuing Operations	(17.3)	(46.8)	(105.4)	(149.8)
Net Income (Loss) from Discontinued Operations, Net of Taxes	7.6	(5.8)	(6.0)	(58.8)

Net Loss	(9.7)	(52.6)	(111.4)	(208.6)

Net Income (Loss) Attributable to Non-Controlling Interest	4.0	(27.7)	(26.1)	(118.3)

Net Loss Attributable to Shareholders of MedMen Enterprises Inc.	$(13.7)	$(24.9)	$(85.3)	$(90.3)

Income (Loss) Per Share - Basic and Diluted:
From Continuing Operations Attributable to Shareholders of MedMen Enterprises Inc.	$(0.04)	$(0.06)	$(0.18)	$(0.48)

From Discontinued Operations Attributable to Shareholders of MedMen Enterprises Inc.	$0.01	$(0.02)	$(0.01)	$(0.89)

Weighted-Average Shares Outstanding - Basic and Diluted	541,029,620	315,384,911	482,213,951	65,930,969

MEDMEN ENTERPRISES INC.

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED MARCH 27, 2021 AND MARCH 28, 2020

(Amounts Expressed in United States Dollars)

	Nine Months Ended
	March 27,	March 28,
($ in Millions)	2021	2020

Net Cash Used in Operating Activities	$(43.7)	$(92.7)
Net Cash Provided by (Used in) Investing Activities	14.9	(13.3)
Net Cash Provided by Financing Activities	40.6	105.5

Net Increase (Decrease) in Cash and Cash Equivalents	11.8	(0.4)
Cash and Cash Equivalents, Beginning of Period	9.4	32.2

Cash and Cash Equivalents, End of Period	$21.3	$31.7

MEDMEN ENTERPRISES INC.

NON-GAAP RECONCILIATION

THREE AND NINE MONTHS ENDED MARCH 27, 2021 AND MARCH 28, 2020

(Amounts Expressed in United States Dollars)

	Three Months Ended		Nine Months Ended
	March 27,	March 28,	March 27,	March 28,
($ in Millions)	2021	2020	2021	2020

Net Loss from Continuing Operations	$(17.4)	$(46.8)	$(105.4)	$(149.8)

Add (Deduct) Impact of:
Net Interest and Other Financing Costs	10.1	7.1	26.0	21.3
Provision for Income Taxes	(32.2)	(13.8)	2.1	(47.1)
Amortization and Depreciation	16.2	9.0	39.9	25.6

Total Adjustments	(5.9)	2.3	68.0	(0.2)

EBITDA from Continuing Operations (Non-GAAP)	$(23.3)	$(44.5)	$(37.4)	$(150.0)

EBITDA from Continuing Operations (Non-GAAP)	$(23.3)	$(44.5)	$(37.4)	$(150.0)

Add (Deduct) Impact of:
Transaction Costs & Restructuring Costs	4.9	4.0	10.2	22.9
Share-Based Compensation	0.1	1.8	2.8	10.7
Other Non-Cash Operating Costs	6.0	14.0	(9.4)	29.3

Total Adjustments	$11.0	$19.8	$3.6	$62.9

Adjusted EBITDA from Continuing Operations (Non-GAAP)	$(12.3)	$(24.7)	$(33.8)	$(87.1)

MEDMEN ENTERPRISES INC.

NON-GAAP RECONCILIATIONS

QUARTER ENDED MARCH 27, 2021 AND DECEMBER 26, 2020

(Amounts Expressed in United States Dollars)

	Fiscal Quarter Ended
	March 27,	December 26,
($ in Millions)	2021	2020

Consolidated Revenue from Continuing Operations	$32.0	$30.9
Add: Consolidated Revenue from Discontinued Operations	7.4	4.7
Less: Cultivation & Wholesale Revenue	(1.6)	(0.7)
Retail Revenue from Total Operations	$37.8	$34.9

Consolidated Cost of Goods Sold from Continuing Operations	$18.7	$14.6
Add: Consolidated Revenue from Discontinued Operations	4.6	2.5
Less: Cultivation & Wholesale Cost of Goods Sold	(6.2)	(1.9)
Retail Cost of Goods Sold from Total Operations	$17.1	$15.2

Retail Gross Margin (Non-GAAP)	$20.7	$19.7
Retail Gross Margin Rate (Non-GAAP)	55%	56%

	Fiscal Quarter Ended
	March 27,	December 26,
($ in Millions)	2021	2020

Net Loss	$(9.8)	$(68.9)
Net (Income) Loss from Discontinued Operations, Net of Taxes	(7.6)	4.9
Provision for Income Tax (Benefit) Expense	(32.2)	24.0
Other Expense	22.7	13.0
Excluded Items	3.2	2.8
Loss from Operations Before Excluded Items	$(23.7)	$(24.2)

Non-Retail Gross Margin	(4.2)	(1.4)
Non-Retail Operating Expenses	(26.9)	(28.3)
Non-Retail EBITDA Margin	(31.1)	(29.7)

Retail Adjusted EBITDA Margin (Non-GAAP)	$7.4	$5.5
Retail Adjusted EBITDA Margin Rate (Non-GAAP)	23%	18%

	Fiscal Quarter Ended
	March 27,	December 26,
($ in Millions)	2021	2020

Payroll	$3.4	3.5
General & Administrative	1.1	1.0
Insurance	0.7	0.6
Professional Fees	5.2	3.2
Rent	0.5	0.5
Other	0.1	0.4
Corporate SG&A	$11.0	$9.2

Add: Store Pre-Opening Costs	5.4	5.3
Corporate SG&A as a Component of Adjusted EBITDA from Continuing Operations (Non-GAAP)	$16.4	$14.5

SOURCE: MedMen Enterprises

Contacts

MEDIA CONTACTS:
Tracy McCourt
Chief Revenue Officer
Email: communications@medmen.com

INVESTOR RELATIONS CONTACT:
Reece Fulgham
Chief Financial Officer
Email: investors@medmen.com